UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ____________________________ FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 19, 2016 (Date of earliest event reported)
Woodward, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-8408 (Commission File Number)	36-1984010 (IRS Employer Identification Number)

1000 East Drake Road, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

970-482-5811 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 19, 2016, Woodward, Inc. (the "Registrant") reported its results of operations for its first quarter fiscal 2016. A copy of the news release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1 Press Release of Woodward, Inc. dated January 19, 2016

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2016		WOODWARD, INC.

	By:	/s/ A. Christopher Fawzy
A. Christopher Fawzy
Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Woodward, Inc. dated January 19, 2016